UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 28, 2008

                          INFINITY CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                 (State or other jurisdiction of incorporation)



       814-00708                                               16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

        ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT..................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3. SECURITIES AND TRADING MARKETS......................................1

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.............1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................1

SECTION 6. ASSET-BACKED SECURITIES.............................................1

SECTION 7. REGULATION FD ......................................................1

SECTION 8. OTHER EVENTS .......................................................1

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS...................................2

        ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS............................2

SIGNATURES.....................................................................2

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SHARE PURCHASE AGREEMENT
------------------------

On May 28, 2008, Infinity Capital Group, Inc. (the "Buyer") entered into a Share Purchase Agreement with Kingsley Capital, Inc., J. View III, LLC, J. View II Limited Partnership (the "Sellers") and NPI08, Inc. ("NPI").

Key points of the Share Purchase Agreement are:

     * the Sellers own 82,811,680 shares of common stock of NPI (pre-reverse split) in the aggregate

     * Buyer wishes to purchase an aggregate of 82,811,680 common shares of common stock (pre reverse split), from the Sellers (collectively, the "Purchase Shares"), and the Sellers desire to sell the Purchase Shares to Buyer free and clear of liens and encumbrances for a price of $122,000 and issuance of 40,000 common shares of Infinity Capital Group, Inc.

     * NPI is joining in this agreement to provide certain covenants warranties and representations, and to agree to sell 5,375,843 common shares (new issue/post reverse split 1 for 100) to buyer for consideration totalling $78,000.

     * Infinity Capital Group, Inc. will own 87.5% of the issued and outstanding common stock of NPI08, Inc. after the transaction.

     *    Purchaser has agreed to pay certain legal fees for this transaction.

The Share  Purchase  Agreement in its entirety can be found  attached  hereto as
Exhibit 10.1.


ESCROW AGREEMENT
----------------

On May 28, 2008, Infinity Capital Group, Inc. (the "Buyer") entered into an Escrow Agreement with Kingsley Capital, Inc., J. View III, LLC, J. View II Limited Partnership (the "Sellers") and NPI08, Inc. ("NPI") and Michael A. Littman ("Escrow Agent").

The Escrow  Agreement in its entirety  can be found  attached  hereto as Exhibit
10.2.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements of business acquired -  None

        b)      Pro Forma Financial Information - None

        c)      Shell Company Transactions - None

        d)      Exhibits -

                  10.1 - Share Purchase Agreement
                  10.2 - Escrow Agreement



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                               Dated: May 29, 2008





                              /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President







                                      -2-